Exhibit 4.1

Execution Version

THIRD AMENDMENT

DATED AS OF JUNE 16, 2015

TO

Note Purchase Agreements dated as of June 19, 2003

Re:

5.55% Senior Notes, Series A, due June 19, 2023

4.91% Senior Notes, Series B, due June 19, 2018

5.05% Senior Notes, Series D, due July 19, 2020

5.82% Senior Notes, Series E, due March 28, 2024

8.38% Senior Notes, Series F, due March 25, 2019

8.92% Senior Notes, Series G, due March 25, 2024

4.73% Senior Notes, Series H, due December 1, 2023

5.03% Senior Notes, Series I, due December 1, 2026

5.03% Senior Notes, Series J, due December 1, 2026

5.18% Senior Notes, Series K, due December 1, 2026

Issued by

NRP (OPERATING) LLC

TABLE OF CONTENTS

(Not a part of this Third Amendment)

SCHEDULE I — Name of Holders and Principal Amount of Notes

SCHEDULE II — Post-Third Amendment Effective Date Actions

SCHEDULE III — Mortgaged Properties

-i-

Dated as of

June 16, 2015

To each of the Holders

listed in Schedule I to

this Third Amendment

Ladies and Gentlemen:

Reference is made to (i) the separate Note Purchase Agreements each dated as of June 19, 2003 (as amended and supplemented from time to time, the “Note Agreements”), by and between NRP (Operating) LLC, a Delaware limited liability company (the “Company”), and the holders of the Notes (as defined below) (collectively, the “Holders”), (ii) the $60,000,000 initial aggregate principal amount of 5.55% Senior Notes, Series A, due June 19, 2023, of the Company (the “Series A Notes”), (iii) the $80,000,000 initial aggregate principal amount of 4.91% Senior Notes, Series B, due June 19, 2018, of the Company (the “Series B Notes”), (iv) the $100,000,000 initial aggregate principal amount of 5.05% Senior Notes, Series D, due July 19, 2020, of the Company (the “Series D Notes”), (v) the $225,000,000 initial aggregate principal amount of 5.82% Senior Notes, Series E, due March 28, 2024, of the Company (the “Series E Notes”), (vi) the $150,000,000 initial aggregate principal amount of 8.38% Senior Notes, Series F, due March 25, 2019, of the Company (the “Series F Notes”), (vii) the $50,000,000 initial aggregate principal amount of 8.92% Senior Notes, Series G, due March 25, 2024, of the Company (the “Series G Notes”), (viii) the $75,000,000 initial aggregate principal amount of 4.73% Senior Notes, Series H, due December 1, 2023, of the Company (the “Series H Notes”), (ix) the $125,000,000 initial aggregate principal amount of 5.03% Senior Notes, Series I, due December 1, 2026, of the Company (the “Series I Notes”), (x) the $50,000,000 initial aggregate principal amount of 5.03% Senior Notes, Series J, due December 1, 2026, of the Company (the “Series J Notes”) and (xi) the $50,000,000 initial aggregate principal amount of 5.18% Senior Notes, Series K, due December 1, 2026, of the Company (the “Series K Notes” and collectively with the Series A Notes, Series B Notes, Series D Notes, Series E Notes, Series F Notes, Series G Notes, Series H Notes, Series I Notes and Series J Notes, the “Notes”). Capitalized terms used in this Third Amendment (this “Third Amendment”) without definition shall have the meanings given such terms in the Note Agreements (after giving effect to the amendments in Section 1 below).

The Company has requested the amendment of certain provisions of the Note Agreements, as more fully described herein, and the Holders are willing to amend such provisions of the Note Agreements as provided herein, subject to the satisfaction of the conditions specified in Section 2 below.

Accordingly, in consideration of the undertakings and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company, the Subsidiary Guarantors and the Holders agrees as follows:

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SECTION 1 AMENDMENTS TO NOTE AGREEMENTS.

Subject to the satisfaction of the conditions specified in Section 2 below and effective on the Third Amendment Effective Date (as defined below), the Note Agreements are hereby amended as set forth below in this Section 1.

Section 1.1 Section 7.2(a) of the Note Agreements is hereby amended and restated in its entirety to read as follows:

“(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.8 hereof, inclusive, and each Incorporated Provision that requires the calculation of any sum, during, or as of the end of, the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section or Incorporated Provision, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section or Incorporated Provision, and the calculation of the amount, ratio or percentage then in existence); and”

Section 1.2 Section 7 of the Note Agreements is hereby amended by adding the following as new Section 7.4 at the end of such Section 7:

“Section 7.4. Electronic Delivery with Respect to Collateral Matters and Most Favored Lender Notices. The Collateral Agent will make any material delivered by the Company to the Collateral Agent relating to the Collateral and any Most Favored Lender Notices delivered by the Company to the Collateral Agent, as well as any amendments, waivers, consents, and other written information, documents, instruments and other materials relating to any Collateral Document (collectively, the “Communications”) available to the holders of the Notes by posting such Communications on an electronic delivery system such as IntraLinks or a substantially similar electronic system acceptable to the Company in its reasonable discretion (the “Platform”). The Company acknowledges that (a) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (b) the Platform is provided “as is” and “as available” and (c) neither the Collateral Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency, or sequencing of the Communications posted on the Platform. ”

Section 1.3 Section 8 of the Note Agreements is hereby amended by (a) renaming such Section as “SECTION 8. PREPAYMENT OF THE 2003 NOTES; PREPAYMENT OF ALL NOTES IN CONNECTION WITH ASSET DISPOSITIONS” and (b) adding the following as a new Section 8.8 at the end of such Section 8:

“Section 8.8. Prepayment of All Notes in Connection with Asset Dispositions. In connection with a Debt Prepayment Application pursuant to Section 10.7A where the aggregate Disposition Value of all property subject to one or more Asset Dispositions from and after March 25, 2009 exceeds 35% of Consolidated Total Assets, as determined in accordance with Section 10.7A (the percentage of such Disposition Value in excess of said 35% being referred to as the “Excess Disposition Value Percentage” and the Net Proceeds Amount derived from such Excess

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Disposition Value Percentage being referred to as the “Second Level Net Proceeds Amount”), the Company shall apply the Second Level Net Proceeds Amount to prepay each outstanding Note in a principal amount equal to the product of (x) the Second Level Net Proceeds Amount being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the sum of (i) the aggregate outstanding principal amount of the Notes plus (without duplication) (ii) the aggregate outstanding principal amount of any other Senior Debt that is being paid as part of such Debt Prepayment Application. Each such prepayment of the Notes pursuant to this Section 8.8 shall be pursuant to and in accordance with the terms of (A) Section 8.2 with respect to the Series A and B Notes, (B) Section 6 of the Supplement dated as of July 19, 2005 with respect to the Series D Notes, (C) Section 6 of the Supplement dated as of March 28, 2007 with respect to the Series E Notes, (D) Section 6 of the Supplement dated as of March 25, 2009 with respect to the Series F and G Notes, (E) Section 6 of the Supplement dated as of April 20, 2011 with respect to the Series H, I, J and K Notes, and (F) with respect to any Notes issued after the Third Amendment Effective Date, any analogous provision contained in the Supplement pursuant to which such Notes are issued which provides for optional prepayments of such Notes with the make-whole amount applicable to such Notes.”

Section 1.4 Section 9.2 of the Note Agreements is hereby amended by adding the following text at the end of such Section 9.2:

“Without limiting the foregoing, each policy of insurance of the Company and each Grantor shall (a) name the Collateral Agent, on behalf of Secured Parties, as an additional insured thereunder as its interests may appear, and (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to the Collateral Agent and the Requisite Secured Parties, that names the Collateral Agent, on behalf of the Secured Parties, as the lender loss payee thereunder. If any portion of any Building (as defined in the Flood Laws) encumbered by a Mortgage is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Laws, then the Company or applicable Grantor shall (i) maintain, cause to be maintained, with a financially sound and reputable insurer, flood insurance in amounts and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Laws and (ii) deliver to the Collateral Agent (for further distribution to each holder of the Notes via the Platform as contemplated by Section 7.4) evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent and the Requisite Secured Parties, including, without limitation, evidence of annual renewals of such insurance.”

Section 1.5 Section 9.6 of the Note Agreements is hereby amended and restated in its entirety to read as follows:

“Section 9.6. Notes to Rank Pari Passu. The Company’s payment obligations under this Agreement and the Notes, and the payment obligations of each Subsidiary Guarantor under the Subsidiary Guarantee, shall at all times rank at least pari passu, without preference or priority, with its respective obligations in respect of the Bank Agreement, the Term Bank Agreement and

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the Other Agreements and all other senior Debt of the Company or the Subsidiary Guarantor (as applicable), other than Debt secured by Liens permitted under this Agreement which under applicable laws rank in priority thereto.”

Section 1.6 Section 9.7(c) of the Note Agreements is hereby amended by replacing the reference to “the Bank Agreement” appearing in clause (ii)(B) thereof with a reference to “any Material Credit Facility”.

Section 1.7 Section 9 of the Note Agreements is hereby amended by adding the following as new Sections 9.8, 9.9, 9.10 and 9.11 at the end of such Section 9:

“Section 9.8. Grantors; Collateral.

(a) Within 45 days of (x) the formation or acquisition of any entity which meets the definition of a Subsidiary Guarantor or a Subsidiary becoming a Material Subsidiary (in each case, other than BRP LLC, a Delaware limited liability company), or the Company or a Subsidiary becoming a Reinstated Grantor or (y) the acquisition by any Grantor of any property (other than real property) which would constitute Collateral but for the fact that it is not already subject to the Collateral Documents, the Company shall, in each case, at the Company’s expense:

(i) furnish to the Collateral Agent (for further distribution to each holder of the Notes via the Platform as contemplated by Section 7.4), a description of any Material Leased Property and Material Owned Real Property of such Person, in detail reasonably satisfactory to the Collateral Agent and the Requisite Secured Parties;

(ii) other than with respect to any Material Leased Property or Material Owned Real Property of such Person, take, and cause such Person to take, whatever action (including supplements to the Security Agreement and other security and pledge agreements, in all such cases, in form and substance reasonably satisfactory to the Collateral Agent and the Requisite Secured Parties (including delivery to the Collateral Agent of any Pledged Equity Interests which are certificated (accompanied by undated stock powers executed in blank) and instruments evidencing the Pledged Debt indorsed in blank, in each case, to the extent required by the Security Agreement)) required to subject the applicable assets of such Person or such acquired property to a legal, valid and enforceable first priority perfected Lien (subject to Liens permitted under this Agreement) in favor of the Collateral Agent for the benefit of the Secured Parties, in all such cases to the same extent that such documents and instruments would have been required to have been delivered by Persons that were Grantors on the Third Amendment Effective Date, securing payment of the Secured Obligations; and

(iii) upon the request of the Collateral Agent or Requisite Secured Parties in its or their reasonable discretion, a signed copy of an opinion, addressed to the Collateral Agent and the other Secured Parties, of counsel for the applicable Grantors reasonably acceptable to the Collateral Agent and the Requisite Secured

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Parties, as to the validity and enforceability of the agreements entered into pursuant to this Section 9.8(a) and as to such other related matters as the Collateral Agent or Requisite Secured Parties may reasonably request.

(b) Within 90 days of (x) any entity (other than BRP LLC, a Delaware limited liability company) becoming a Subsidiary Guarantor pursuant to Section 9.7(a) or a Reinstated Grantor, (y) the acquisition by any Grantor of any Material Leased Property or Material Owned Real Property or (z) any property of any Grantor becoming Material Leased Property or Material Owned Real Property after the Third Amendment Effective Date, the Company shall, in each case, at the Company’s expense:

(i) take, and cause such Person to take, whatever action (including the recording of Mortgages and the filing of UCC financing statements) as may be necessary in the reasonable opinion of the Collateral Agent or the Requisite Secured Parties in its or their reasonable discretion to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on such Material Leased Property and Material Owned Real Property; and

(ii) upon the request of the Collateral Agent or the Requisite Secured Parties in its or their reasonable discretion, a signed copy of an opinion, addressed to the Collateral Agent and the other Secured Parties, of counsel for the applicable Grantors reasonably acceptable to the Collateral Agent and the Requisite Secured Parties, as to the validity and enforceability of the agreements entered into pursuant to this Section 9.8(b) and as to such other related matters as the Collateral Agent or the Requisite Secured Parties may reasonably request.

(c) The time periods set forth in this Section 9.8 may be extended upon the request of the Company, if the Company and the Grantors are diligently pursuing same, in the reasonable discretion of the Collateral Agent and the Requisite Secured Parties. Any documentation delivered pursuant to this Section 9.8 shall constitute a Financing Agreement hereunder and any such document creating or purporting to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties shall constitute a Collateral Document under this Agreement.

(d) Notwithstanding anything to the contrary in this Section 9.8, with respect to any Material Leased Property with respect to which any Grantor is the lessee and which is required to be encumbered with a first priority Mortgage pursuant to this Section 9.8, (i) the Company shall use commercially reasonable efforts to obtain (y) (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the lessor of such leasehold interest, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary, in each of the Collateral Agent’s and the Requisite Secured Parties’ reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, and (z) any lessor consent or approval of such Mortgage as may be required pursuant to the terms of the applicable lease with respect to such leasehold interest; and (ii) if the Company shall fail to obtain the documents referred

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to in clauses (y) or (z) above with respect to any such leasehold interest, after using commercially reasonable efforts to do so, the Company shall have no further obligation to comply with this Section 9.8(d) with respect to the applicable Material Leased Property. As used in this Section 9.8(d), “commercially reasonable efforts” shall require the Company to commence the matter referred to with diligence and in a manner consistent with customary business practices, but shall not require that the Company commence litigation or expend any sums of money except such sums as may be required to compensate a lessor for reasonable expenses in reviewing the applicable documentation (including reasonable legal fees in connection with such review). The Company shall promptly, upon reasonable request, provide the Collateral Agent (for further distribution to each holder of the Notes via the Platform as contemplated by Section 7.4) with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain the items referenced in this Section 9.8(d).

(e) Notwithstanding anything in this Agreement to the contrary, the Company shall at all times ensure that the Company and any Subsidiary of the Company that is a grantor pledging any of its assets to secure the obligations in respect of any Material Credit Facility is also a grantor pledging such assets to secure the obligations with respect to this Agreement, the Other Agreements and the Notes and is a party to any applicable Collateral Documents necessary to effectuate the foregoing.

Section 9.9. Further Assurances. The Company will, and will cause its Subsidiaries to, at its own cost and expense, to promptly (a) correct any material defect or error that may be discovered in any Financing Agreement or in the execution, acknowledgment, filing or recordation thereof and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments the Collateral Agent or Required Holders may reasonably require from time to time in order to (x) carry out more effectively the purposes of the Financing Agreements, (y) to further evidence and more fully describe the Collateral intended as security for the Secured Obligations or to state more fully the obligations secured therein, and (z) perfect, protect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder, subject to the limitations set forth in this Agreement and in the other Financing Agreements.

Section 9.10. Post-Third Amendment Effective Date Actions. Notwithstanding anything to the contrary contained in this Agreement, the other Financing Agreements or the Third Amendment, the Company and its Subsidiaries shall be required to take the actions specified in Schedule 9.10 as promptly as practicable, and in any event within the time periods set forth in such Schedule. The provisions of Schedule 9.10 shall be deemed incorporated by reference into this Agreement as fully as if set forth in this Agreement in their entirety.

Section 9.11. Most Favored Lender.

(a) If, on the Third Amendment Effective Date or at any time thereafter, any Material Credit Facility shall include any covenant or event of default (whether set forth as a covenant, undertaking, event of default, restriction or other such provision (but which, for the avoidance of doubt, excludes applicable interest rates, margins, premiums

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and fees)) not set forth in this Agreement or that would be more beneficial to the holders of the Notes than any analogous provision contained in this Agreement (any such covenant or event of default, an “Additional Provision”), then, with respect to any such Additional Provision arising at any time after the Third Amendment Effective Date, the Company shall provide a Most Favored Lender Notice to the holders of the Notes. Any Additional Provision (and any related definitions and cross references), whether in effect before or after the Third Amendment Effective Date, shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully in this Agreement, without any further action required on the part of any Person, effective as of the date when such Additional Provision became effective under such Material Credit Facility (or, in the case of any Additional Provision existing on the Third Amendment Effective Date, effective as of the Third Amendment Effective Date) (each such Additional Provision, as so incorporated, an “Incorporated Provision”). Upon the request of the Required Holders, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Required Holders evidencing any of the foregoing so long as nothing in such amendment contradicts the provisions of this Section 9.11 (including, for the avoidance of doubt, Section 9.11(b) below). As used herein, “Most Favored Lender Notice” means, in respect of any Additional Provision arising at any time after the Third Amendment Effective Date, a written notice to each of the holders of the Notes delivered via the Platform as contemplated by Section 7.4 so long as the Platform is maintained by the Collateral Agent and, thereafter, in accordance with Section 18, in each case promptly and in any event within 30 days after the inclusion of such Additional Provision in any Material Credit Facility (including by way of amendment or other modification of any existing provision thereof), by a Senior Financial Officer of the Company referring to the provisions of this Section 9.11 and setting forth a description of such Additional Provision (including any defined terms used therein) and related explanatory calculations, as applicable.

(b) So long as no Default or Event of Default has occurred and is continuing, if any Additional Provision is amended, waived or otherwise modified in each relevant Material Credit Facility with the effect that such Additional Provision is made less restrictive, such Additional Provision is removed from each relevant Material Credit Facility or each Material Credit Facility containing such Additional Provision shall be terminated, such Additional Provision incorporated into this Agreement pursuant to this Section 9.11: (x) shall automatically be deemed amended, waived, modified or removed simultaneously with any amendment, waiver, modification or removal of such Additional Provision under each relevant Material Credit Facility or (y) shall automatically be deemed deleted from this Agreement at such time as each relevant Material Credit Facility shall be terminated and no amounts shall be outstanding thereunder, as applicable, in each case without any further action by the Company; provided, that

(i) other than as provided in Section 17, this Agreement shall not be amended to delete any covenant, undertaking, event of default, restriction or other provision included in this Agreement (other than by operation of Section 9.11(a)) or to make any such provision less restrictive on the Company and its Subsidiaries. For the avoidance of doubt, if the Company and the requisite

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holders of Notes enter into any amendment to this Agreement evidencing the incorporation of an Additional Provision into this Agreement in replacement of any provision set forth in this Agreement (an “Original Provision”), in the event that such Additional Provision is subsequently, by operation of clauses (x) or (y) of this Section 9.11(b), deemed to be deleted from this Agreement or deemed amended such that it is less restrictive on the Company and its Subsidiaries than the Original Provision, the Original Provision shall be deemed automatically to be restored in this Agreement; and

(ii) if any lender or agent under any Material Credit Facility is paid any remuneration as consideration for any amendment, waiver or other modification of or the removal of an Additional Provision under such Material Credit Facility, then such remuneration shall be concurrently paid, on equivalent terms, ratably to each holder of the Notes then outstanding.”

Section 1.8 Section 10.3(a) of the Note Agreements is hereby amended and restated in its entirety as follows:

“(a) Liens created by or pursuant to the Collateral Documents which secure the Secured Obligations with respect to the Bank Agreement, the Term Bank Agreement, this Agreement, the Other Agreements and the Notes, in each case on a pari passu basis in accordance with the Intercreditor Agreement.”

Section 1.9 Section 10 of the Note Agreements is hereby amended by adding the following as a new Section 10.3A immediately following Section 10.3:

“Section 10.3A. Liens Securing Material Credit Facilities. Notwithstanding Sections 10.3 or 10.4 or any other provision of this Agreement, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on any property of the Company or any Subsidiary which may otherwise be permitted by Section 10.3, to secure any amounts owed or outstanding under any Material Credit Facility, unless the Notes, this Agreement and the Other Agreements are also concurrently equally and ratably secured pursuant to documentation satisfactory to the Required Holders.”

Section 1.10 Section 10 of the Note Agreements is hereby amended by adding the following as a new Section 10.5A immediately following Section 10.5:

“Section 10.5A. Leverage Ratio. The Company will not permit, as of the end of each fiscal quarter, the ratio of Consolidated Debt (determined as of such fiscal quarter end date) to Consolidated EBITDDA (determined as of such fiscal quarter end date for the twelve months then ended), to exceed 4.00:1.00.”

Section 1.11 Section 10.7(b) of the Note Agreements is hereby amended and restated in its entirety as follows:

“(b) immediately before and after giving effect to the Asset Disposition, no Default or Event of Default exists or would exist; and”

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Section 1.12 Section 10 of the Note Agreements is hereby amended by adding the following as a new Section 10.7A immediately following Section 10.7:

“Section 10.7A. Sale of Assets, Etc. (Additional Covenant). Except as permitted under Section 10.2, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

(a) in the good faith opinion of the Company or Subsidiary making the Asset Disposition, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged;

(b) immediately before and after giving effect to the Asset Disposition, no Default or Event of Default exists or would exist;

(c) immediately after giving effect to such Asset Disposition, the Company could incur at least $1.00 of additional Debt pursuant to Section 10.6(a)(iii); and

(d) the sum of (i) the Disposition Value of the property subject to such Asset Disposition, plus (ii) the aggregate Disposition Value for all other property that was the subject of an Asset Disposition occurring on or after March 25, 2009 would not exceed 35% of Consolidated Total Assets determined as of the end of the most recently ended calendar month preceding such Asset Disposition.

To the extent that the Net Proceeds Amount consisting of cash for any Transfer to a Person other than the Company or Subsidiary is applied to a Debt Prepayment Application or applied or committed to be applied to a Property Reinvestment Application within one year after such Transfer (and if so committed, is in fact applied within twelve (12) months of such commitment), then such Transfer (or, if less than all such Net Proceeds Amount is applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the Net Proceeds Amount so applied), only for the purpose of determining compliance with subparagraph (d) above as of any date, shall be deemed not to be an Asset Disposition. Further, for purposes of this Section 10.7A, a Transfer of property consisting of timber shall be deemed not to be an Asset Disposition so long as the aggregate Disposition Value of such property consisting of timber subject to a Transfer from and after March 25, 2009 does not exceed $30,000,000.”

Section 1.13 Section 10 of the Note Agreements is hereby amended by adding the following as a new Section 10.10 at the end of such Section 10:

“Section 10.10. Economic Sanctions, Etc.

(a) The Company will not and will not permit any Subsidiary to (i) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended, or (ii) engage in any dealings or transactions with any such Person.

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(b) The Company will not and will not permit any Affiliated Entity to (i) become an OFAC Listed Person or (ii) have any investments in, or engage in any dealings or transactions with, any Blocked Person. As used in this subparagraph (b), the following terms have the following meanings:

“Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Blocked Person” means (a) an OFAC Listed Person and (b) a department, agency or instrumentality of, or Person that is otherwise controlled by or acting on behalf of, directly or indirectly, (i) any OFAC Listed Person or (ii) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“OFAC Listed Person” means a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC.

Section 1.14 Section 11(c) of the Note Agreements is hereby amended and restated in its entirety as follows:

“(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), Sections 10.2 through 10.8 inclusive (for the avoidance of doubt, including, without limitation, Sections 10.3A, 10.5A and 10.7A), Section 10.10 or any Incorporated Provision for which there is no grace period contemplated in the applicable Material Credit Facility; or”

Section 1.15 Section 11(k) of the Note Agreements is hereby amended and restated in its entirety as follows:

“(k) (i) any Financing Agreement shall cease to be in full force and effect for any reason whatsoever (except for releases of the Subsidiary Guarantee pursuant to and in accordance with the provisions of Section 9.7 and the Intercreditor Agreement), including, without limitation, a determination by any Governmental Authority or court that such Financing Agreement is invalid, void or unenforceable in any material respect or the Company or any Subsidiary Guarantor shall contest or deny the validity or enforceability of any of its obligations under any such Financing Agreement or (ii) any Collateral Document shall for any reason (other than as permitted pursuant to the terms of this Agreement, such Collateral Document and the Intercreditor Agreement) cease to create a valid and perfected Lien, with the priority required by this Agreement, such Collateral Document and the Intercreditor Agreement (subject to Liens in the priority and to the extent permitted under this Agreement), on a portion of the Collateral purported to be covered thereby with aggregate fair market value for all such Collateral in excess of $5,000,000; or”

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Section 1.16 Section 11 of the Note Agreements is hereby amended by adding the following as new Sections 11(l) and 11(m) immediately following Section 11(k):

“(l) an event of default shall occur under any Incorporated Provision that is an “event of default” under any Material Credit Facility in which it originated; or

(m) any breach of Section 13 of the Intercreditor Agreement shall occur.”

Section 1.17 Section 18 of the Note Agreements is hereby amended by replacing the word “All” appearing at the beginning of such Section with the phrase “Except to the extent otherwise provided in Section 7.4 so long as the Platform is maintained by the Collateral Agent, all”.

Section 1.18 Section 20 of the Note Agreements is hereby amended by (a) replacing the words “and this Agreement” appearing in clause (viii)(z) of such Section with the words “or any other Financing Agreement” and (b) adding the following as a new paragraph at the end of such Section:

“In the event that as a condition to receiving access to any Communication or to any other information relating to a Collateral Document or to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any Collateral Document, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.”

Section 1.19 Section 22 of the Note Agreements is hereby amended by adding the following as a new Section 22.7 immediately following Section 22.6:

“Section 22.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company hereby (i) irrevocably submits and consents to the jurisdiction of any federal court sitting in the Borough of Manhattan, The City of New York (or, if such court lacks jurisdiction, the State courts located therein), and irrevocably agrees that all actions or proceedings relating to this Agreement or the Notes may be litigated in such courts, and (ii) waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and (iii) consents that all such service of process be made by delivery to it at its address set forth in Section 18. Nothing contained in this section shall affect the right of any holder to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Company or to enforce a judgment obtained in the courts of any other jurisdiction.

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(b) THE PARTIES HERETO WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THE PARTIES HERETO HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.”

Section 1.20 Schedule B to the Note Agreements is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:

“Collateral” has the meaning assigned to such term in the Intercreditor Agreement as in effect from time to time and, after the termination of the Intercreditor Agreement, as in effect immediately prior to such termination.

“Collateral Agent” has the meaning assigned to such term in the Intercreditor Agreement as in effect from time to time and, after the termination of the Intercreditor Agreement, as in effect immediately prior to such termination.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent (for further distribution to each of the holders of the Notes via the Platform as contemplated by Section 7.4) pursuant to Section 9.8 of this Agreement or the Intercreditor Agreement, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations.

“Communications” is defined in Section 7.4.

“Flood Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (c) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

NRP (Operating) LLC	Third Amendment

“Grantor” means the Company and each Wholly Owned Subsidiary of the Company in existence on the Third Amendment Effective Date (other than NRP Trona, LLC, a Delaware limited liability company), and each Person which becomes a grantor under the Security Agreement after the Third Amendment Effective Date. As used in this definition, “Wholly Owned Subsidiary” means any Subsidiary of which all of the outstanding equity interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Company or one or more of the Wholly Owned Subsidiaries or are owned by the Company and one or more of the Wholly Owned Subsidiaries.

“Incorporated Provision” is defined in Section 9.11.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of June 16, 2015, among Citibank, N.A., as Collateral Agent, Citibank N.A, in its capacity as agent on behalf of the lenders under the Term Bank Agreement, Citibank, N.A, in its capacity as agent on behalf of the lenders under the Bank Agreement, the holders of the Notes party thereto, the Company and the Subsidiary Guarantors party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a) the Bank Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(b) the Term Bank Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(c) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Third Amendment Effective Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Material Leased Property” means each quarry, mine, reserve or other site and the improvements thereto in which a Grantor has a leasehold interest and which (a) with respect to any such real property that is acquired by a Grantor after the Third Amendment Effective Date, is expected to generate in excess of $5,000,000 in revenue for the 12-month period commencing on the date the acquisition is consummated or (b) otherwise, has generated in excess of $5,000,000 of the revenue reflected in the last audited financial statements delivered pursuant to Section 7.1(b) of this Agreement.

NRP (Operating) LLC	Third Amendment

“Material Owned Real Property” means real property with respect to which a Grantor is the owner and which (a) with respect to any such real property that is acquired by a Grantor after the Third Amendment Effective Date, is expected to generate in excess of $5,000,000 in revenue for the 12-month period commencing on the date the acquisition is consummated or (b) otherwise, has generated in excess of $5,000,000 of the revenue reflected in the last audited financial statements delivered pursuant to Section 7.1(b) of this Agreement.

“Material Subsidiary” has the meaning assigned to such term in the Bank Agreement as in effect on the Third Amendment Effective Date.

“Most Favored Lender Notice” is defined in Section 9.11.

“Mortgage” means any deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages and leasehold deeds of trust in form and substance reasonably satisfactory to the Collateral Agent and the Requisite Secured Parties covering the Mortgaged Properties.

“Mortgaged Properties” shall mean, initially, the real property interests of the Grantors in and to the quarries, mines, reserves or other sites described on Schedule C and the improvements thereto and any Material Owned Real Property or Material Leased Property that is subjected to a Mortgage after the Third Amendment Effective Date in accordance with Section 9.8 of this Agreement and the improvements thereto.

“Platform” is defined in Section 7.4.

“Pledged Debt” has the meaning assigned to such term in the Security Agreement.

“Pledged Equity Interests” has the meaning assigned to such term in the Security Agreement.

“Reinstated Grantor” means, at any time after Liens on the Collateral in favor of the Collateral Agent on behalf of the holders have been released pursuant to Sections 24(a)(ii) or 24(a)(iii) of the Intercreditor Agreement and the Notes subsequently fail to maintain an Investment Grade Rating, the Company and each Subsidiary that was a Grantor immediately prior to such release.

“Requisite Secured Parties” means the holders of a majority of the Secured Obligations and, after the termination of the Intercreditor Agreement, shall mean the “Required Holders”.

“Security Agreement” means that certain Pledge and Security Agreement, dated as of June 16, 2015, by and among the Collateral Agent and each of the Grantors, as the same may be amended, modified, supplemented or restated from time to time.

“Secured Obligations” has the meaning assigned to such term in the Intercreditor Agreement as in effect from time to time and, after the termination of the Intercreditor Agreement, has the meaning assigned to such term therein as in effect immediately prior to such termination to the extent such term relates to obligations owed to holders of the Notes.

NRP (Operating) LLC	Third Amendment

“Secured Parties” has the meaning assigned to such term in the Intercreditor Agreement as in effect from time to time and, after the termination of the Intercreditor Agreement, shall mean the holders of the Notes.

“Term Bank Agreement” means the Term Loan Agreement, dated as of January 23, 2013, among the Company, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent, as amended, modified, extended, renewed, refinanced or replaced from time to time.

“Third Amendment” means the Third Amendment, dated as of June 16, 2015, among the Company and the holders of the Notes party thereto and as acknowledged by the Subsidiary Guarantors.

“Third Amendment Effective Date” means June 16, 2015.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 1.21 Schedule B to the Note Agreements is hereby amended by amending and restating in their entirety the following defined terms:

“Bank Agreement” means the Third Amended and Restated Credit Agreement dated as of June 16, 2015, among the Company, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent and collateral agent, as amended, modified, extended, renewed, refinanced or replaced from time to time.

“Financing Agreement” or “Financing Agreements” shall mean and include this Agreement, the Other Agreements, the Notes, the Subsidiary Guarantee, the Intercreditor Agreement, and the Collateral Documents, each as amended, modified or supplemented from time to time.

“Investment Grade Rating” means, with respect to the Notes, a written rating in respect of the Notes, assuming that the Subsidiary Guaranty has been released, that the Company is the only direct or indirect obligor in respect of the Notes and that the Notes are unsecured, of at least “BBB-” given by Standard & Poor’s Rating Group, a division of McGraw Hill Inc. or at least “Baa3” given by Moody’s Investors Service, Inc.

“Priority Debt” means the sum, without duplication, of (a) Debt of the Company or any Subsidiary secured by Liens not otherwise permitted by clauses (a) through (d) of Section 10.3; and (b) all Debt of Subsidiaries (other than (i) Debt of a Subsidiary owed to

NRP (Operating) LLC	Third Amendment

the Company or another Subsidiary, (ii) Debt of a Subsidiary Guarantor pursuant to the Subsidiary Guarantee, (iii) Debt of a Subsidiary Guarantor pursuant to the Guaranty of the obligations of the Company under the Bank Agreement and (iv) debt of a Subsidiary Guarantor pursuant to the Guaranty of the obligations of the Company under the Term Bank Agreement).

Section 1.22 Schedule II to this Third Amendment (Post-Third Amendment Effective Date Actions) is hereby added as new Schedule 9.10 to the Note Agreements.

Section 1.23 Schedule III to this Third Amendment (Mortgaged Properties) is hereby added as new Schedule C to the Note Agreements.

SECTION 2 CONDITIONS PRECEDENT.

The amendments to the Note Agreements set forth in Section 1 shall not become effective until, and shall become effective on, the Business Day (the “Third Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) Each of the Holders shall have received this Third Amendment, duly executed by the Company.

(b) Each of the Holders shall have consented to this Third Amendment as evidenced by its execution thereof.

(c) Each Subsidiary Guarantor shall have agreed and consented to the terms of this Third Amendment by signing in the appropriate space on the signature page hereof.

(d) The Holders shall have received a duly and fully executed and authorized Bank Agreement in form and substance reasonably satisfactory to the Holders and the Bank Agreement shall be in full force and effect.

(e) The Holders shall have received a duly and fully executed and authorized Second Amendment to Term Loan Agreement, dated June 16, 2015 (the “Second Amendment to Term Bank Agreement”), among the Company, the lenders party thereto and Citibank, N.A., in form and substance reasonably satisfactory to the Holders and the Second Amendment to Term Bank Agreement shall be in full force and effect.

(f) The representations and warranties of each Obligor set forth in Section 3 hereof or in any Collateral Document shall be true and correct as of the date of the execution and delivery of this Third Amendment and as of the Third Amendment Effective Date.

(g) The Intercreditor Agreement shall have been duly executed, authorized and delivered by all parties thereto, shall be in form and substance reasonably satisfactory to the Holders and shall be in full force and effect.

(h) The Security Agreement shall have been duly executed, authorized and delivered by each party thereto, shall be in form and substance reasonably satisfactory to the Holders and shall be in full force and effect.

NRP (Operating) LLC	Third Amendment

(i) The Collateral Agent shall have received with respect to any Pledged Equity Interests which are certificated, the original certificates representing such Pledged Equity Interests accompanied by original undated stock powers executed in blank and original instruments evidencing the Pledged Debt, accompanied by original note transfer powers indorsed in blank.

(j) The Collateral Agent shall have received proper financing statements in form appropriate for filing under the UCC of all jurisdictions that the Collateral Agent or the Special Counsel (defined below) may deem necessary in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement.

(k) The Collateral Agent and the Holders shall have received the following:

(1) copies of all UCC, tax, judgment and intellectual property lien search results, dated on or before the Third Amendment Effective Date, listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Grantor as debtor and that are filed in those states in which such Grantor is organized or maintains its principal place of business, and

(2) evidence that each other recording, filing or action that the Collateral Agent or any Holder may deem necessary in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been made or taken or that arrangements therefor which are reasonably satisfactory to the Collateral Agent and the Holders have been made (including, without limitation, receipt of duly executed payoff letters and UCC-3 termination statements).

(l) The Collateral Agent and the Holders shall have received (i) evidence that all insurance required to be maintained pursuant to Section 9.2 of the Note Agreements (after giving effect to the amendments thereto set forth in Section 1 of this Third Amendment), the Bank Agreement or the Collateral Documents has been obtained and is in effect, and (ii) the certificates of insurance, naming the Collateral Agent, on behalf of the Secured Parties, as an additional insured or lender loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Grantors that constitute Collateral.

(m) The Holders and the Collateral Agent shall have received customary favorable written opinions (addressed to the Holders and the Collateral Agent and dated the Third Amendment Effective Date) of Latham & Watkins LLP, New York counsel for the Company and the Subsidiary Guarantors, relating to the Company and the Subsidiary Guarantors, this Third Amendment, the transactions contemplated by this Third Amendment, the Collateral Documents to be delivered on the Third Amendment Effective Date and any other matters as the Holders shall reasonably request. The Company hereby requests such counsel to deliver such opinion.

NRP (Operating) LLC	Third Amendment

(n) The Company shall have paid, to the extent invoiced at least two Business Days before the Third Amendment Effective Date, the reasonable fees, charges and disbursements of the Holders’ special counsel, Morgan, Lewis & Bockius, LLP (the “Special Counsel”), incurred in connection with the negotiation, preparation, execution and delivery of this Third Amendment and the other documents and transactions contemplated hereby.

(o) All corporate, limited liability company and other proceedings in connection with the transactions contemplated by this Third Amendment and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Holders and the Special Counsel, and the Holders and the Special Counsel shall have received all such counterpart originals or certified or other copies of such documents as such Holders or the Special Counsel may reasonably request.

Without limiting the generality of the provisions of Section 17 of the Note Agreements, the conditions set forth in clauses (d), (e), (g), (h) and (o) of this Section 2 shall be deemed satisfied upon the execution and delivery of this Third Amendment by each of the Holders.

SECTION 3 REPRESENTATIONS AND WARRANTIES.

Each of the Company and the Subsidiary Guarantors hereby represents and warrants that as of the date hereof and as of the Third Amendment Effective Date as follows:

(a) This Third Amendment and the transactions contemplated hereby are within the corporate or limited liability company powers, as applicable, of such Person, have been duly authorized by all necessary corporate or limited liability company action on the part of such Person and this Third Amendment has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) No Default or Event of Default has occurred and is continuing or existed immediately prior to the date of this Third Amendment or the Third Amendment Effective Date, or will exist immediately thereafter.

(c) The execution, delivery and performance of this Third Amendment, the Collateral Documents and the Intercreditor Agreement by such Person does not and will not result in a violation of or default under (i) the articles of formation or limited liability company agreement of such Person, (ii) any agreement to which such Person is a party or by which it is bound or to which any of its properties is subject, (iii) any order, writ, injunction or decree binding on such Person, or (iv) any statute, regulation, rule or other law applicable to such Person.

NRP (Operating) LLC	Third Amendment

(d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Person of this Third Amendment, the Collateral Documents or the Intercreditor Agreement.

(e) No consideration or remuneration has been paid or will be paid to any agent or any lender under the Term Bank Agreement as an inducement to enter into the Second Amendment to Term Bank Agreement. No consideration or remuneration has been paid or will be paid to any agent or any lender under the Bank Agreement as an inducement to enter into the Bank Agreement other than closing fees of a type typical for a new financing (and not in respect of any other accommodation) and payable to the administrative agent under the Bank Agreement, for its own benefit and to be distributed to the lenders under the Bank Agreement in the discretion of such administrative agent.

(f) Schedule III to this Third Amendment sets forth a complete and accurate list, as of the date of this Third Amendment and the Third Amendment Effective Date, of the quarries, mines, reserves or other sites and the improvements thereto held by the Grantors on such dates that are reasonably expected to constitute Material Owned Real Property or Material Leased Property for the calendar year ending December 31, 2015.

(g) Except as otherwise contemplated by this Third Amendment or under any other Financing Agreement, as and when executed, delivered and recorded in the proper filing or recording office, the provisions of the Collateral Documents are or will be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority perfected Liens (subject to liens permitted under the Note Agreements to be senior to such Liens in favor of the Collateral Agent) on all right, title and interest of the Collateral owned by the Grantors and described therein. Except for filings contemplated by this Third Amendment and the Collateral Documents, no filing will be necessary to perfect such Liens or establish such priority.

SECTION 4 MISCELLANEOUS.

Section 4.1 Except as amended herein, all terms and provisions of the Note Agreements, the Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

Section 4.2 Each Subsidiary Guarantor, for itself as a guarantor under the Subsidiary Guarantee, consents to the terms of this Third Amendment and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Subsidiary Guarantee and (b) that the Subsidiary Guarantee remains the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms.

Section 4.3 Each reference in the Note Agreements to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Note Agreements or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Agreements, as amended hereby.

NRP (Operating) LLC	Third Amendment

Section 4.4 This Third Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 4.5 This Third Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Company and any Subsidiary Guarantor herein shall survive the closing and the delivery of this Third Amendment.

Section 4.6 This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Third Amendment by facsimile, pdf or other similar electronic method shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

Section 4.7 Whether or not the Third Amendment Effective Date shall occur, the Obligors jointly and severally agree promptly (and in any event within ten (10) days of receiving any statement or invoice therefor) to pay or cause to be paid the reasonable fees, charges and disbursements of the Special Counsel incurred in connection with this Third Amendment and any other documents related hereto. Nothing in this Section 4.7 shall limit the Company’s obligations under Section 15 of the Note Agreements.

Section 4.8 This Third Amendment is a “Financing Agreement” for purposes of the Note Agreements, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the applicable Note Agreement governing “Financing Agreements.” This Agreement and the other Financing Agreements represent the final agreement between the parties and may not be contradicted by evidence of prior or contemporaneous oral agreements of the parties. There are no unwritten oral agreements between the parties.

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The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth.

NRP (Operating) LLC, a Delaware limited liability company

By:	/s/ Craig W. Nunez
Name:	Craig W. Nunez
Title:	Chief Financial Officer and Treasurer

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NRP (Operating) LLC	Third Amendment

Each of the undersigned, severally, hereby acknowledges, approves and agrees to the foregoing Third Amendment and ratifies and confirms each of its obligations under the Subsidiary Guarantee.

ACIN LLC
Deepwater Transportation, LLC
Gatling Mineral, LLC
HOD LLC
Independence Land Company, LLC
Little River Transport LLC
Rivervista Mining, LLC
Shepard Boone Coal Company LLC
WBRD LLC
Williamson Transport LLC
WPP LLC
NRP Trona LLC

By:	NRP (Operating) LLC, as the Sole Member
of each of the above named Subsidiary
Guarantors

By:	/s/ Craig W. Nunez
Name:	Craig W. Nunez
Title: Chief Financial Officer and Treasurer

Winn Marine, LLC
McIntosh Construction Company, LLC
Southern Aggregates, LLC
Winn Materials of Kentucky LLC
Laurel Aggregates of Delaware, LLC
Utica Resources LLC
Laurel Aggregates Terminal Services of Delaware,
LLC
Laurel Aggregates of PA, LLC
Winn Materials, LLC
McAsphalt, LLC
By:	VantaCore Partners LLC, as the Sole Member of each of the above named Subsidiary Guarantors

By:	/s/ Craig W. Nunez
Name:	Craig W. Nunez
Title: Chief Financial Officer and Treasurer

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NRP (Operating) LLC	Third Amendment

VantaCore Partners LLC

By:	/s/ Craig W. Nunez
Name:	Craig W. Nunez
Title:	Chief Financial Officer and Treasurer

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NRP (Operating) LLC	Third Amendment

Accepted as of the date aforesaid:

AMERICAN GENERAL LIFE INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN

    THE CITY OF NEW YORK

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

	By:	/s/ David C. Patch
	Name:	David C. Patch
	Title:	Managing Director

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NRP (Operating) LLC	Third Amendment

Accepted as of the date aforesaid:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brien Davis
Name:	Brien Davis
Title:	Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY

COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

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NRP (Operating) LLC	Third Amendment

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Brien Davis
Name:	Brien Davis
Title:	Assistant Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST

By:	Prudential Investment Management, Inc. as investment manager
By:

	By:	/s/ Brien Davis
	Name:	Brien Davis
	Title:	Vice President

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NRP (Operating) LLC	Third Amendment

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact

	By:	/s/ Nicole Tullo
	Name:	Nicole Tullo
	Title:	Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

	By:	/s/ Nicole Tullo
	Name:	Nicole Tullo
	Title:	Vice President

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, its Investment Manager

	By:	/s/ R. Edward Ferguson
	Name:	R. Edward Ferguson
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 30C)

By:	NYL Investors LLC, its Investment Manager

	By:	/s/ R. Edward Ferguson
	Name:	R. Edward Ferguson
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 3)

By:	NYL Investors LLC, its Investment Manager

	By:	/s/ R. Edward Ferguson
	Name:	R. Edward Ferguson
	Title:	Managing Director

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NRP (Operating) LLC	Third Amendment

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 30E)

By:	NYL Investors LLC, its Investment Manager

	By:	/s/ R. Edward Ferguson
	Name:	R. Edward Ferguson
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 3-2)

By:	NYL Investors LLC, its Investment Manager

	By:	/s/ R. Edward Ferguson
	Name:	R. Edward Ferguson
	Title:	Managing Director

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Stacey P. Agretelis
Name:	Stacey P. Agretelis
Title:	Managing Director

JOHN HANCOCK LIFE & HEALTH INSURANCE

By:	/s/ Stacey P. Agretelis
Name:	Stacey P. Agretelis
Title:	Managing Director

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

By:	/s/ Stacey P. Agretelis
Name:	Stacey P. Agretelis
Title:	Managing Director

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

JPMORGAN CHASE BANK, NOT INDIVIDUALLY BUT

SOLELY IN ITS CAPACITY AS DIRECTED TRUSTEE

FOR THE SBC MASTER PENSION TRUST

By:	/s/ Jacqueline M. Savage
Name:	Jacqueline M. Savage
Title:	Attorney-in-Fact

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NRP (Operating) LLC	Third Amendment

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

HEALTHSPRING OF TENNESSEE, INC.

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

BRAVO HEALTH PENNSYLVANIA, INC.

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

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NRP (Operating) LLC	Third Amendment

ATHENE ANNUITY AND LIFE COMPANY

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

ROYAL NEIGHBORS OF AMERICA

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

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NRP (Operating) LLC	Third Amendment

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	An Authorized Signer

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NRP (Operating) LLC	Third Amendment

THE NORTHWESTERN MUTUAL LIFE INSURANCE

COMPANY

By:	/s/ Howard Stern
Name:	Howard Stern
Title:	Its Authorized Representative

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NRP (Operating) LLC	Third Amendment

THE GUARDIAN LIFE INSURANCE COMPANY OF

AMERICA

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Managing Director

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NRP (Operating) LLC	Third Amendment

SUN LIFE ASSURANCE COMPANY OF CANADA

(acting through its US Branch)

By:	/s/ Deborah J. Foss
Name:	Deborah J. Foss
Title:	Managing Director, Head of Private Debt
Private Fixed Income

By:	/s/ Ann C. King
Name:	Ann C. King
Title:	Assistant Vice President and
Senior Counsel

SUN LIFE ASSURANCE COMPANY OF CANADA

(acting through its Bermuda Branch)

By:	/s/ Paul C. Sinclair
Name:	Paul C. Sinclair
Title:	Senior Managing Director
Head of Private Debt
Private Fixed Income

By:	/s/ Greg Sooley
Name:	Greg Sooley
Title:	Managing Director
Project Finance
Private Fixed Income

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Philip E. Passafiume
Name:	Philip E. Passafiume
Title:	Director, Fixed Income

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NRP (Operating) LLC	Third Amendment

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

OF AMERICA

By:	/s/ Shaul Vichness
Name:	Shaul Vichness
Title:	Senior Director

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NRP (Operating) LLC	Third Amendment

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Matthew A. Levene
Name:	Matthew A. Levene
Title:	AVP, Credit Analysis

By:	/s/ Peter S. Fiek
Name:	Peter S. Fiek
Title:	Assistant Secretary

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

STATE OF WISCONSIN INVESTMENT BOARD

By:	/s/ Christopher P. Prestigiacomo
Name:	Christopher P. Prestigiacomo
Title:	Portfolio Manager

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NRP (Operating) LLC	Third Amendment

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos
Name:	Christopher M. Wilkos
Title:	Executive Vice President

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos
Name:	Christopher M. Wilkos
Title:	Executive Vice President

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NRP (Operating) LLC	Third Amendment

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY

By:	/s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By:	/s/ Jeffrey L. Stainton
Name:	Jeffrey L. Stainton
Title:	Vice President

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

By:	/s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By:	/s/ Kevin L. Howard
Name:	Kevin L. Howard
Title:	Senior Vice President

THE LAFAYETTE LIFE INSURANCE COMPANY

By:	/s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By:	/s/ Kevin L. Howard
Name:	Kevin L. Howard
Title:	Vice President

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

AMERICAN EQUITY INVESTMENT LIFE INSURANCE

COMPANY

By:	/s/ Jeffrey A. Fossell
Name:	Jeffrey A. Fossell
Title:	Authorized Signatory

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President

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NRP (Operating) LLC	Third Amendment

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

PRIMERICA LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name:	Samuel Otchere
Title:	Director

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

DELAWARE LIFE INSURANCE COMPANY

By:     Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

FARM BUREAU LIFE INSURANCE COMPANY OF

MICHIGAN

By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

HOMESTEADERS LIFE COMPANY

By:	/s/ Kevin L. Kubik
Name:	Kevin L. Kubik
Title:	Vice President-Investments
Homesteaders Life Company

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]

NRP (Operating) LLC	Third Amendment

BENEFICIAL LIFE INSURANCE COMPANY

By:	/s/ David Pearce
Name:	David Pearce
Title:	SVP

By:	/s/ Douglas R. Hancock
Name:	Douglas R. Hancock
Title:	CFO

[Signature Page to Third Amendment (NRP (Operating) Note Agreements)]